CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Strategic Income Fund's Class Y Shares Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Strategic Income Fund Class A, Class B, Class C, Class R, and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated November 7, 2003, on the financial statements and financial highlights of Pioneer Strategic Income Fund in the Annual Report to the Shareowners for the year ended September 30, 2003, in Post-Effective Amendment No. 10 to the Registration Statement (Form N-1A, 1933 Act File No. 333-71813).

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Strategic Income Fund's Class A, Class B, Class C and Class R Shares Prospectuses and "Independent Auditors" and "Financial Statements" in the Pioneer Strategic Income Fund's Class A, Class B, and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 8 to the Registration Statement of Pioneer Strategic Income Fund, and to the incorporation by reference in Post-Effective Amendment No. 8 of our report, dated November 7, 2003, on the financial statements and financial highlights of Pioneer Strategic Income Fund in the Annual Report to the Shareowners for the year ended September 30, 2003, (Form N-1A, 1933 Act File No. 333-71813) which is incorporated by reference in Post-Effective Amendment No. 10 to the Registration Statement of Pioneer Strategic Income Fund.



                              /s/ ERNST & YOUNG LLP


Boston, Massachusetts
August 4, 2004